EXHIBIT 32 .2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Lamadrid, Chief Financial Officer of MedaSorb Technologies Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Annual Report on Form 10-KSB for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2007
By: /s/ David Lamadrid
David Lamadrid,
Chief Financial Officer